Exhibit - 10.77


SEPARATION AGREEMENT AND GENERAL RELEASE


         THIS SEPARATION AGREEMENT AND GENERAL RELEASE is made and entered into by and between KEITH J. REICHELDERFER (hereinafter referred to as "Employee") and GOODY'S FAMILY CLOTHING, INC. (hereinafter referred to as "the Company").

                               STATEMENT OF FACTS

         Employee desires to resign from the Company to pursue other opportunities. Employee desires to accept the following agreements, and Employee and the Company desire to settle fully and finally any differences and disputes between them, including, but in no way limited to, any differences and disputes that might arise, or have arisen, out of Employee's employment with the Company, and the termination thereof.

                               STATEMENT OF TERMS

         In consideration of the premises and mutual promises herein contained, it is agreed as follows:

         Section 1.        Non-Admission of Liability.
                           --------------------------

         This Separation Agreement and General Release (the "Agreement") shall not in any way be construed as an admission by the Company that it has acted wrongfully with respect to Employee or any other person, or that Employee has any rights whatsoever against the Company, and the Company specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of itself, its employees or its agents.

         Section 2.        Termination of Employment.
                           -------------------------

         Employee represents, understands and agrees that his employment with the Company terminated on November 1, 1999 (the "Date of Termination").

         Section 3.        Return of Consideration.
                           -----------------------

         Employee understands that this Agreement is final and binding. Employee agrees not to challenge its enforceability. If Employee attempts to challenge the enforceability of this Agreement, he shall initially tender to the Company, by certified funds delivered to the Company, all monies and other value he receives pursuant to this Agreement, and shall invite the Company to retain such monies and agree with him to cancel this Agreement. In the event the Company accepts this offer, the Company shall retain such monies and this Agreement shall be cancelled. In the event the Company does not accept such offer, the Company shall so notify Employee, and shall place such monies in an interest-bearing escrow account pending resolution of the dispute as to whether this Agreement shall be set aside and/or otherwise rendered unenforceable.

         Section 4.        Consideration.
                           -------------

     a. Severance Payment. The Company agrees to pay Employee a severance payment in the ------------------ total gross amount of One Hundred Thousand Dollars ($100,000), less applicable tax withholding and other standard deductions.

     b. Bonus. The Employee waives any right he may have to assert a claim to be paid a ----- Bonus, as such term is defined in Section 5(b) of the "Employment Agreement" (as hereinafter defined).

     c. Vacation Pay. Except for six (6) days of accrued vacation to be paid by Company to ------------- Employee, the Employee waives any right he may have to assert a claim to be paid for accrued vacation days.

         Section 5.        Cessation of Authority.
                           ----------------------

         Employee   understands  and  agrees  that  effective  on  the  Date  of
Termination, he is not authorized to incur any expenses, obligations or liabilities, or to make any commitments on behalf of the Company. Employee agrees to submit to the Company within twenty (20) days from the Date of Termination any and all expenses incurred by him through that date. Such expenses shall be paid by the Company in accordance with its existing policies and procedures.

         Section 6.        Return of Company Materials and Property.
                           ----------------------------------------

         Employee understands and agrees that he will turn over to the Company on or before the Date of Termination all files, memoranda, records, credit cards and other documents, physical or personal property which he received from the Company and/or which he used in the course of his employment with the Company and which are the property of the Company. Employee agrees, represents and acknowledges that as a result of his employment with the Company, he has had in his custody, possession and control proprietary documents, data, materials, files and other similar items concerning proprietary information of the Company as described in the Employment Agreement dated January 31, 1999 and attached as Exhibit "A" to this Agreement (the "Employment Agreement"), and Employee acknowledges, warrants and agrees that he has returned all such items and any copies or extras thereof and any other property, files or documents obtained as a result of his employment with the Company and he has held such information in trust and in strict confidence and will continue to do so, and that he has complied and will comply with Section 12 of the Employment Agreement regarding proprietary information.

         Section 7.        Employment Agreement; No Solicitation.
                           -------------------------------------

         Employee understands and agrees that the terms of Section 12 of the Employment Agreement are fully enforceable and remain in full force and effect.



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         Section 8.        No Obligation.
                           -------------

         Employee agrees and understands that the consideration described above in Section 4.a. is not required by the Company's policies and procedures. Employee further agrees and understands that his entitlement to receive the consideration set forth above is conditioned upon his execution of this Agreement and his compliance with the terms of Section 12 of the Employment Agreement.

         Section 9.        Severability.
                           ------------

         The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.

         Section 10.       Consultation with an Attorney.

         The Company advises Employee to consult with an attorney prior to executing this Agreement. Employee agrees that he has had the opportunity to consult counsel if he chose to do so. Employee further acknowledges that he has had ample time in which to execute this Agreement, and that he has had sufficient time to read and consider this Agreement before executing it. Employee acknowledges that he is responsible for any costs and fees resulting from his attorney reviewing this Agreement. Employee agrees that he has carefully read this Agreement and understands its contents, that he signs this Agreement voluntarily, with a full understanding of its significance, and intending to be bound by its terms.

         Section 11.       Right to Revoke.
                           ---------------

         Employee may revoke and cancel this  Agreement at any time within seven
(7) days after each party's execution of this Agreement by: (i) providing written notice of revocation to the Company and (ii) returning to the Company the severance payment paid by Company to Employee as specified in Section 4.a. herein above. If Employee does so revoke, this Agreement will be null and void. This Agreement shall not become effective and enforceable until after the expiration of this seven (7) day revocation period; after such time, if there has been no revocation, the Agreement shall be fully effective and enforceable.

         Section 12.       Complete Release.
                           ----------------

         As a material inducement to the Company to enter into this Agreement, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and each of the Company's owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, parent companies, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such parent companies, divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), or any of them, from any and all, but not limited to, rights arising out of alleged violations or breaches of any contracts, express or implied, or any tort, or any legal restrictions on the Company's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, (race, color, religion, sex, and national origin discrimination); (2) 42 U.S.C. ss. 1981 (discrimination); (3) the Americans with Disabilities Act (disability discrimination); (4) 29 U.S.C. ss.ss. 621-624 (the Age Discrimination in Employment Act); (5) 29 U.S.C. ss. 206(d)(1) (equal pay); (6) Executive Order 11246 (race, color, religion, sex and national origin discrimination); (7)
Executive Order 11141 (age discrimination); (8) Section 503 of the Rehabilitation Act of 1973 (handicap discrimination); (9) intentional or negligent infliction of emotional distress or "outrage"; (10) defamation; (11) interference with employment; (12) wrongful discharge; and (13) invasion of privacy, which Employee now has, owns or holds, or claims to have, own or hold, or which Employee at any time heretofore had, owned or held, or claimed to have, owned or held, against each or any of the Releasees at any time up to and including the date of this Agreement.

         As a material inducement to the Employee to enter into this Agreement, the Company hereby irrevocably and unconditionally releases acquits and forever discharges the Employee from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses of any nature whatsoever, known or unknown, suspected or unsuspected, related to Employee's employment relation with the Company; provided, however, that the Company does not release the Employee from any claims related to a breach by the Employee of his obligations hereunder.

         Section 13.       Indemnification.
                           ---------------

         As a further material inducement to the Company to enter into this Agreement, Employee hereby agrees to indemnify and hold each and all of the Releasees harmless from and against any and all loss, costs, damages, or expenses, including, without limitation, attorneys' fees incurred by Releasees, or any of them, arising out of any breach of this Separation Agreement and General Release by Employee or the fact that any representation made herein by Employee was false when made.

         Section 14.       No Other Representations.
                           ------------------------

         Employee represents and acknowledges that in executing this Separation Agreement and General Release he does not rely, and has not relied, upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasees' agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Separation Agreement and General Release or otherwise.

         Section 15.       Sole and Entire Agreement.
                           -------------------------

         This Agreement sets forth the entire agreement between the parties hereto, and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof with the exception of
Section 12 of the Employment Agreement, which remains in effect to the extent it is not inconsistent with this Separation Agreement and General Release.

         Employee warrants that he has had ample time to consider this Agreement, that he understands its provisions, and that he enters into this Agreement voluntarily and after having the opportunity to receive the advice and counsel of his attorney.


     PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

         Executed at Knoxville, Tennessee this __19__ day of November, 1999.



Sworn to and subscribed                 __/s/ Keith J. Reichelderfer__________
                                           --------------------------
before me this _19__ day                        Keith J. Reichelderfer
                --
of November 1999.


__/s/ Benjamin E. Williams_____________
  ------------------------
         NOTARY PUBLIC


My Commission Expires: November 5, 2003

         [NOTARY SEAL]




         Executed at Knoxville, Tennessee this _19__ day of November, 1999.

                                                 GOODY'S FAMILY CLOTHING, INC.



                                                 By:      /s/ Hazel Ann Moxim


h:cbt\forms\sepagree.doc






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